Exhibit 10.2

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is dated as of the 19th day of October, 2007 (this “Second Amendment” or this “Amendment”), and entered into among MEDIA GENERAL, INC., a Virginia corporation (the “Borrower”), the Lenders signatory hereto, and BANK OF AMERICA, N.A., a national banking association, individually and as Administrative Agent (in such latter capacity, the “Administrative Agent”).

BACKGROUND:

A. The Borrower, the Administrative Agent, the L/C Issuer, the Co-Syndication Agents, the Co-Documentation Agents and Lenders entered into an Amended and Restated Credit Agreement, dated as of March 14, 2005, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of May 31, 2006 (as it may be further amended, restated, modified, waived, consented to, extended or increased, the “Credit Agreement”). Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

B. The Borrower has requested an amendment to the Credit Agreement.

C. The Lenders, the Administrative Agent and the L/C Issuer hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Administrative Agent and the L/C Issuer covenant and agree as follows:

SECTION 1. AMENDMENTS.

(a) Upon the satisfaction of, or completion of, each of the conditions set forth in Section 3(b) of this Second Amendment (the “Covenant Amendment Date”), Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order:

“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of October 19, 2007, among the Borrower, the Lenders and the Administrative Agent.

“Second Amendment Covenant Effective Date” means, as applicable in the context used, the date that all applicable conditions of effectiveness set forth in Section 3(b) of the Second Amendment are satisfied with respect to any provision therein.

“Term Loan Agreement” means that certain Credit Agreement dated as of August 6, 2006 among Media General, Inc., as the Borrower, the Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrative Agent, and the other agents and lenders party thereto, as amended by the First Amendment to Credit Agreement, and as it may be further amended or modified from time to time.

(b) On the Covenant Amendment Date, Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

6.12 Subsidiary Guaranty; Subsidiaries.

(a) On the Second Amendment Covenant Effective Date, the Subsidiaries shall be required to deliver a Guaranty. If, at any time after any of such Guaranties are released as a result of the operation of Section 10.17 or otherwise, any one of the following (i) through (v) shall occur: (i) the Borrower has received Senior Unsecured Debt Ratings that are not BBB-/Ba1 or BB+/Baa3 or better from S&P and Moody’s, respectively, (ii) the Borrower shall have received a Senior Unsecured Debt Rating from either S&P or Moody’s that is more than one tier below an investment grade rating, (iii) for any reason the Borrower does not have a Senior Unsecured Debt Rating from S&P, (iv) for any reason the Borrower does not have a Senior Unsecured Debt Rating from Moody’s, or (v) any Subsidiary grants any Person a guarantee (or permits any such guarantee to exist) of Indebtedness (other than the Existing Synthetic Leases), then each of the Domestic Subsidiaries of the Borrower shall guarantee the Obligations on a pari passu basis and shall execute and deliver to the Administrative Agent the Guaranty or a Guaranty Supplement for the benefit of the Administrative Agent and the Lenders.

(b) After the creation or acquisition of a Subsidiary, the Borrower shall (i) promptly notify the Administrative Agent of the existence thereof by delivery to the Administrative Agent of a revised Schedule 5.13 together with the required Compliance Certificate for the fiscal quarter then ended updating the information reflected on Schedule 5.13 and (ii) promptly, if applicable pursuant subsection (a) and Section 10.17, cause each such new Subsidiary to execute and deliver to the Administrative Agent, a Guaranty Supplement, pursuant to which, inter alia, each such new Subsidiary shall guarantee the Obligations.

(c) Upon the satisfaction of, or completion of, each of the conditions set forth in Section 3(a) of this Second Amendment, Section 7.09 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

7.09 Burdensome Agreements. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document or, with respect to clauses (a)(i), (a)(ii) and (a)(iv) below, the Term Loan Agreement) that

(a) limits the ability (i) of any Subsidiary to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to the

Borrower or any Guarantor (except any restriction that is (x) made in connection with permitted Indebtedness of a Subsidiary (and not of the Borrower) and (y) not applicable where the Restricted Payment or transfer of property is for the benefit of any holder of all or any portion of the Obligations under this Agreement or any of the other Loan Documents), (ii) of any Subsidiary to Guarantee the Indebtedness of the Borrower (except any restriction (A) requiring pari passu guarantees set forth in the Senior Note Documents or in any refinancing of such Senior Notes in accordance with Section 7.03(b) or (B) that is not applicable where the Guarantee relates to all or any portion of the Obligations, this Agreement or any other Loan Document), (iii) of the Borrower or any Subsidiary to enter into an amendment of, or accept a waiver or consent with respect to, any term or provision of this Agreement or any of the Loan Documents or (iv) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; provided, however, that this clause (iv) shall not prohibit (A) any negative pledge incurred or provided (x) in favor of any holder of Indebtedness permitted under Section 7.03(e) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness or (y) in connection with the Senior Note Documents; or (B) any restriction that is not applicable where the Lien in question is for the benefit of the holders of any part of the Obligations under this Agreement or any other Loan Document; or

(b) except in connection with the Senior Note Documents, requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person.

(d) On the Covenant Amendment Date, Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

7.11 Financial Covenants.

(a) Maximum Leverage Ratio. Permit the Leverage Ratio at the end of any fiscal quarter of the Borrower occurring during any period set forth below to be greater than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Maximum Leverage Ratio
Second Amendment Covenant Effective Date through December 31, 2007	5.75 to 1.00
January 1, 2008 through June 30, 2008	5.50 to 1.00
July 1, 2008 and each fiscal quarter thereafter	5.25 to 1.00

(b) Minimum Interest Coverage Ratio. Permit the Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower occurring during any period set forth below to be less than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Minimum Interest Coverage Ratio
Second Amendment Covenant Effective Date through June 30, 2008	2.50 to 1.00
July 1, 2008 and each fiscal quarter thereafter	3.00 to 1.00

(e) On the Covenant Amendment Date, Section 10.17 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

10.17 Release of Guaranty. At such time as each of the following conditions have been met: (i) there exists no Default, (ii) the Borrower has received a Senior Unsecured Debt Rating that is BBB-/Ba1 or BB+/Baa3 or better from S&P and Moody’s, respectively, (iii) the Borrower shall not have received a Senior Unsecured Debt Rating from either S&P or Moody’s that is more than one tier below an investment grade rating, (iv) the Borrower shall have a Senior Unsecured Debt Rating from both S&P and Moody’s, and (v) there exist no Subsidiary guarantees of any Indebtedness of the Borrower (other than the Existing Synthetic Leases) (and no then current contractual obligation to guarantee any such Indebtedness), then the Guaranty shall be released and the Administrative Agent shall take all such action as is necessary or advisable to accomplish such release, and each Lender hereby authorizes and directs the Administrative Agent to do so. If the Guaranty shall have once been released by this Section 10.17, and new guarantees of the Obligations have been entered into by any or all of the Subsidiaries at any time thereafter in accordance with the provisions of Section 6.12 or otherwise, this Section shall not operate to release any such new guarantees.

SECTION 2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a) (i) the Borrower has full power and authority to execute and deliver this Second Amendment,, (ii) this Second Amendment has been duly executed and delivered by the Borrower, and (iii) this Second Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors’ rights generally);

(b) there exists no Event of Default or Default under the Credit Agreement both before and after giving effect to this Second Amendment;

(c) the representations and warranties set forth in the Credit Agreement and other Loan Documents are true and correct on the date hereof both before and after giving effect to this Second Amendment;

(d) the Borrower has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Documents by the date hereof;

(e) the Credit Agreement, as amended hereby, and the other Loan Documents remain in full force and effect; and

(f) neither the execution, delivery and performance of this Second Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its property is subject; and

(g) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not previously obtained is required for the execution, delivery or performance by the Borrower of this Second Amendment.

SECTION 3. CONDITIONS TO EFFECTIVENESS.

(a) All provisions of this Second Amendment except the amendments to the Credit Agreement described in Sections 1(a), 1(b), 1(d) and 1(e) of this Second Amendment, shall be effective upon satisfaction of, or completion of, the following:

(i) the Administrative Agent shall have received executed signature pages prior to October 18, 2007 at 5:00 p.m., eastern time from the Borrower, the Administrative Agent and Lenders constituting not less than the Required Lenders (the “Approving Lenders”);

(ii) the Administrative Agent shall have received for the account of the Approving Lenders, an amendment fee in immediately available funds in an amount equal to the product of (x) 0.02% and (y) each such Approving Lender’s Commitment;

(iii) the Borrower shall have paid the fees, costs and out-of-pocket expenses incurred by counsel to the Administrative Agent as set forth in the Credit Agreement and in connection with the preparation, negotiation, execution and delivery of this Second Amendment and all transactions contemplated hereby and thereby; and

(iv) the Administrative Agent shall have received such other documents, instruments, and certificates, in form and substance satisfactory to Administrative Agent and the Lenders, as the Administrative Agent and the Lenders shall deem necessary or appropriate in connection with this Second Amendment and the transactions contemplated hereby; and

(b) Amendments to the Credit Agreement described in Sections 1(a), 1(b), 1(d) and 1(e) of this Second Amendment shall be effective only upon satisfaction of, or completion of, the following, provided that, if each of the following is not satisfied or completed by December 14, 2007, none of the amendments described in Sections 1(a), 1(b), 1(d) and 1(e) of this Second Amendment shall become effective:

(i) All conditions set forth in subpart 3(a) of this Second Amendment preceding shall have been met or satisfied prior to October 19, 2007;

(ii) there shall exist (A) no Default and (B) no Material Adverse Effect both before and immediately after (x) giving effect to this Section 3(b) and (y) December 14, 2007, and the Borrower shall have projected in good faith that upon the activation of this subpart 3(b), no Default will occur for the fiscal quarter ends of each of December, 2007, March, 2008 and June 2008;

(iii) the Borrower shall not have breached any provision of this Second Amendment and each representation and warranty set forth in Section 2 of this Second Amendment shall be true and correct in all material respects both before and after giving effect to the activation of this subpart 3(b) of the Second Amendment;

(iv) the Administrative Agent shall have received written notice from the Borrower on or prior to December 14, 2007 requesting the activation of this subpart 3(b) to become effective on December 14, 2007;

(v) each of the Domestic Subsidiaries of the Borrower shall have guaranteed the Obligations on a pari passu basis, and shall have executed and delivered to the Administrative Agent the Guaranty or a Guaranty Supplement for the benefit of the Administrative Agent and the Lenders, in each case in form satisfactory to the Administrative Lender;

(vi) prior to or on December 14, 2007, the Administrative Agent shall have received for the account of the Approving Lenders, an amendment fee in immediately available funds in an amount equal to the product of (x) 0.055% and (y) each such Approving Lender’s Commitment;

(vii) the Borrower shall have paid any unpaid fees, costs and out-of-pocket expenses incurred by counsel to the Administrative Agent as set forth in the Credit Agreement and in connection with the preparation, negotiation, execution and delivery of this Second Amendment and all transactions contemplated hereby and thereby; and

(viii) the Administrative Agent shall have received such other documents, instruments, and certificates, in form and substance satisfactory to Administrative Agent and the Lenders, as the Administrative Agent and the Lenders shall deem necessary or appropriate in connection with this subpart 3(b) of the Second Amendment and the transactions contemplated hereby.

SECTION 4. FURTHER ASSURANCES. The Borrower shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Agent, as the Administrative Agent or any Lender may deem necessary or appropriate in connection with this Second Amendment.

SECTION 5. REFERENCE TO THE CREDIT AGREEMENT.

(a) Upon the effectiveness of any part of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

(b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

SECTION 7. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

SECTION 8. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

SECTION 9. ENTIRE AGREEMENT. THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS AMONG THE PARTIES.

SECTION 10. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 11. SUBMISSION TO JURISDICTION; WAIVERS.

(a) SUBMISSION TO JURISDICTION. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING

ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECOND AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECOND AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b) WAIVER OF VENUE. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (A) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY AGREES THAT SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH ON SCHEDULE 10.02 TO THE CREDIT AGREEMENT OR ON ITS ADMINISTRATIVE QUESTIONNAIRE, AS APPLICABLE, OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT TO SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS SECOND AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 12. WAIVERS OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS

REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

IN WITNESS WHEREOF, this Second Amendment to Credit Agreement is executed as of the date first set forth above.

MEDIA GENERAL, INC.

By:	/s/ John A. Schauss
Name:	John A. Schauss
Title:	Vice President - Finance and Chief Financial Officer

Second Amendment to Credit Agreement - Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Jay D. Marquis
Name:	Jay D. Marquis
Title:	Vice President

Second Amendment to Credit Agreement - Signature Page

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Jay D. Marquis
Name:	Jay D. Marquis
Title:	Vice President

Second Amendment to Credit Agreement - Signature Page

SUNTRUST BANK, as a Joint Lead Arranger, a Co-Syndication Agent and a Lender

By:	/s/ E. Matthew Schaaf IV
Name:	E. Matthew Schaaf IV
Title:	Vice President

Second Amendment to Credit Agreement - Signature Page

THE BANK OF TOKYO-MITSUBISHI, UFJ, LTD., NEW YORK BRANCH as a Co-Syndication Agent and a Lender

By:	/s/ Joanne Nasuti
Name:	Joanne Nasuti
Title:	Authorized Signatory

Second Amendment to Credit Agreement - Signature Page

REGIONS BANK, as a Lender

By:	/s/ Robert Y. Bennett
Name:	Robert Y. Bennett
Title:	Senior Vice President

Second Amendment to Credit Agreement - Signature Page

THE ROYAL BANK OF SCOTLAND, PLC, as a Co-Documentation Agent and a Lender

By:	/s/ Eddie Dec
Name:	Eddie Dec
Title:	Senior Vice President

Second Amendment to Credit Agreement - Signature Page

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Deputy General Manager

Second Amendment to Credit Agreement - Signature Page

SUMITOMO MITSUI BANKING CORP., NEW YORK as a Lender

By:	/s/ Leo E. Pagarigan
Name:	Leo E. Pagarigan
Title:	General Manager

Second Amendment to Credit Agreement - Signature Page

WACHOVIA BANK NATIONAL ASSOCIATION, As a Lender

By:	/s/ Anthony J. Conte
Name:	Anthony J. Conte
Title:	Senior Vice President

Second Amendment to Credit Agreement - Signature Page

THE BANK OF NOVA SCOTIA, as a Co-Documentation Agent and a Lender

By:	/s/ Brenda S. Insull
Name:	Brenda S. Insull
Title:	Authorized Signatory

Second Amendment to Credit Agreement - Signature Page

SCOTIABANC INC., as a Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

Second Amendment to Credit Agreement - Signature Page